                                                                    Exhibit 99.4
================================================================================


                               SERVICING AGREEMENT


                                      among


                           SALLIE MAE SERVICING L.P.,
                                   as Servicer


                                SALLIE MAE, INC.,
                                as Administrator


                  SLM PRIVATE CREDIT STUDENT LOAN TRUST 2003-C,
                                    as Issuer


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                         not in its individual capacity
                              but solely as Trustee


                                       and


                              JPMORGAN CHASE BANK,
                         not in its individual capacity
                         but solely as Indenture Trustee


                           Dated as of October 9, 2003


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I
                              DEFINITIONS AND USAGE

Section 1.01.  Definitions and Usage...........................................1

                                   ARTICLE II
                             THE TRUST STUDENT LOANS

Section 2.01.  Custody of Trust Student Loan Files.............................1
Section 2.02.  Duties of Servicer as Custodian.................................2
Section 2.03.  Maintenance of and Access to Records............................2
Section 2.04.  Release of Documents............................................2
Section 2.05.  Instructions; Authority To Act..................................3
Section 2.06.  [Reserved.].....................................................3
Section 2.07.  Effective Period and Termination................................3

                                   ARTICLE III
               ADMINISTRATION AND SERVICING OF TRUST STUDENT LOANS

Section 3.01.  Duties of Servicer..............................................3
Section 3.02.  Collection of Trust Student Loan Payments.......................4
Section 3.03.  Realization upon Trust Student Loans............................5
Section 3.04.  No Impairment...................................................5
Section 3.05.  Purchase of Trust Student Loans; Reimbursement..................5
Section 3.06.  Primary Servicing Fee; Carryover Servicing Fee..................6
Section 3.07.  Access to Certain Documentation and Information Regarding
               Trust Student Loans.............................................6
Section 3.08.  Servicer Expenses...............................................7
Section 3.09.  Appointment of Subservicer......................................7
Section 3.10.  Reports.........................................................7
Section 3.11.  Covenants and Agreements of the Issuer, Administrator,
               Trustee and Servicer............................................8
Section 3.12.  Special Programs................................................8
Section 3.13.  Financial Statements............................................9
Section 3.14.  Insurance.......................................................9
Section 3.15.  Administration Agreement........................................9
Section 3.16.  Servicer Optional Purchase......................................9
Section 3.17.  Fees to be Charged at Repayment.................................9

                                   ARTICLE IV
                                  THE SERVICER

Section 4.01.  Representations of Servicer.....................................9

                                                                            Page
                                                                            ----

Section 4.02.  Indemnities of Servicer........................................11
Section 4.03.  Merger or Consolidation of, or Assumption of the
               Obligations of, Servicer.......................................11
Section 4.04.  Limitation on Liability of Servicer............................12
Section 4.05.  Sallie Mae Servicing L.P. Not to Resign as Servicer............12

                                    ARTICLE V
                                SERVICER DEFAULT

Section 5.01.  Servicer Default...............................................13
Section 5.02.  Appointment of Successor.......................................14
Section 5.03.  Notification to Noteholders....................................15
Section 5.04.  Waiver of Past Defaults........................................15

                                   ARTICLE VI
                                  MISCELLANEOUS

Section 6.01.  Amendment......................................................15
Section 6.02.  Notices........................................................16
Section 6.03.  Counterparts...................................................17
Section 6.04.  Entire Agreement; Severability.................................17
Section 6.05.  Governing Law..................................................18
Section 6.06.  Relationship of Parties........................................18
Section 6.07.  Captions.......................................................18
Section 6.08.  Nonliability of Directors, Officers and Employees of Servicer,
               the Trustee, the Indenture Trustee and the Administrator.......18
Section 6.09.  Assignment.....................................................18
Section 6.10.  Limitation of Liability of Trustee and Indenture Trustee.......18


                                    Appendix

Attachment A   Schedule of Fees
Attachment B   Locations
Attachment C   Reports
Attachment D   Back-End Fees

                               SERVICING AGREEMENT

     This SERVICING AGREEMENT, dated October 9, 2003, is among SALLIE MAE SERVICING L.P. (the "Servicer"), a Delaware limited partnership, SLM PRIVATE CREDIT STUDENT LOAN TRUST 2003-C (the "Issuer"), CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but in its capacity as trustee of the Issuer (the "Trustee"), SALLIE MAE, INC., a Delaware corporation, as administrator (the "Administrator"), and JPMORGAN CHASE BANK, a New York banking corporation, not in its individual capacity but in its capacity as Indenture Trustee (the "Indenture Trustee).

     WHEREAS, the Trustee will acquire certain education loans to be held in the Trust formed pursuant to a trust agreement (the "Trust Agreement"), dated as of October 1, 2003, between SLM Education Credit Funding LLC and the Trustee;

     WHEREAS, the Issuer will issue (i) notes (the "Notes") pursuant to an indenture, dated as of October 1, 2003 (the "Indenture"), between the Issuer and the Indenture Trustee, and (ii) an excess distribution certificate (the "Certificate") pursuant to the Trust Agreement, which Notes are payable from the assets of the Issuer; and

     WHEREAS, the Issuer, the Administrator and the Trustee desire the Servicer to service education loans in the Trust, and the Servicer is willing to service said education loans for the Issuer, the Administrator, the Trustee and the Indenture Trustee.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

     Section 1.01. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                             THE TRUST STUDENT LOANS

     Section 2.01. Custody of Trust Student Loan Files. To assure uniform quality in servicing the Trust Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer, the Trustee and the Indenture Trustee as custodian of the following documents or instruments (collectively the "Trust Student Loan Files") which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer with respect to each Trust Student Loan:

     (a) the original fully executed copy of the note evidencing the Trust Student Loan; and

     (b) any and all other documents and computerized records that the Servicer shall keep on file, in accordance with its customary procedures, relating to such Trust Student Loan or any obligor with respect thereto.

     Section 2.02. Duties of Servicer as Custodian. The Servicer shall hold the Trust Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Trust Student Loan File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the student loan files relating to comparable student loans that the Servicer services on behalf of SLM Education Credit Management Corporation and shall ensure that it fully complies with all applicable Federal and state laws with respect thereto. The Servicer shall take all actions necessary with respect to the Trust Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping with respect to the Servicer's obligations as custodian hereunder. The Servicer shall promptly report to the Issuer, the Administrator and the Indenture Trustee any material failure on its part to hold the Trust Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Trustee or the Indenture Trustee of the Trust Student Loan Files. If in the reasonable judgment of the Trustee it is necessary to preserve the interests of the Noteholders and the Trust in the Trust Student Loans or at the request of the Administrator, the Servicer shall transfer physical possession of the notes evidencing the Trust Student Loans to the Trustee, the Indenture Trustee or any other custodian for either of them designated by the Trustee.

     Section 2.03. Maintenance of and Access to Records. The Servicer shall maintain each Trust Student Loan File at one of its offices specified in Attachment B to this Agreement or at such other office as shall be consented to by the Issuer and the Indenture Trustee upon written notice to the Issuer and the Indenture Trustee. Upon reasonable prior notice, the Servicer shall make available to the Issuer and the Indenture Trustee, or their respective duly authorized representatives, attorneys or auditors, a list of locations of the Trust Student Loan Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

     Section 2.04. Release of Documents. Upon written instruction from the Indenture Trustee, the Servicer shall release any Trust Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as practicable. The

Indenture Trustee shall cooperate with the Servicer to provide the Servicer with access to the Trust Student Loan Files in order for the Servicer to continue to service the Trust Student Loans after the release of the Trust Student Loan Files. In the event the Servicer is not provided access to the Trust Student Loan Files, the Servicer shall not be deemed to have breached its obligations pursuant to Section 3.01, 3.02, 3.03 or 3.04 if it is unable to perform such obligations due to its inability to have access to the Trust Student Loans Files. The Servicer shall not be liable for any losses with respect to the servicing of such Trust Student Loans arising after the release of the related Trust Student Loan Files to the extent the losses are attributable to the Servicer's inability to have access to the related Trust Student Loan Files.

     Section 2.05. Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Trust Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

     Section 2.06. [Reserved.]

     Section 2.07. Effective Period and Termination. Sallie Mae Servicing
L.P.'s appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as Sallie Mae Servicing L.P. shall remain the Servicer hereunder. If Sallie Mae Servicing L.P. or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of Sallie Mae Servicing L.P. or any such successor Servicer shall have been terminated under Section 5.01, the appointment of Sallie Mae Servicing L.P. or such successor Servicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination. On or prior to the effective date of any resignation or termination of such appointment, the Servicer shall deliver the Trust Student Loan Files to the successor Servicer, the Indenture Trustee or the Indenture Trustee's agent, at the direction of the Indenture Trustee, at such place or places as the Indenture Trustee may reasonably designate. In establishing an effective date for the termination of the Servicer as custodian of the Trust Student Loan Files, the parties shall provide for a reasonable period for the Servicer to deliver the Trust Student Loan Files to its designated successor.

                                   ARTICLE III

               ADMINISTRATION AND SERVICING OF TRUST STUDENT LOANS

     Section 3.01. Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Trust Student Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable student loans that it services on behalf of SLM Education Credit Management Corporation from the Closing Date until the Trust Student Loans are paid in full. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Servicer shall manage, service, administer and make collections with respect to the Trust Student Loans in accordance with, and otherwise comply with, all applicable Federal and state laws.

     The Servicer's duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of borrowers on such Trust Student Loans, monitoring borrowers' status, making required disclosures to borrowers, performing due diligence with respect to borrower delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the Administrator. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Trustee, the Indenture Trustee, and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Trust Student Loans; provided, however, that the Servicer agrees that it will not (a) permit any rescission or cancellation of a Trust Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Trustee and the Indenture Trustee; provided, however, that the Servicer may write off any delinquent Trust Student Loan if the remaining balance of the borrower's account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Trust Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans under the Programs; provided further, however, that the Servicer shall not agree to any reduction of yield with respect to any Trust Student Loan (either by reducing borrower payments or reducing principal balance) except as permitted in accordance with
Section 3.12 or otherwise if, and to the extent, the Servicer, the Administrator or SLM Education Credit Management Corporation reimburses the Issuer in an amount sufficient to offset any such effective yield reduction made by the Servicer consistent with such customary servicing procedures as it follows with respect to comparable student loans which it services on behalf of SLM Education Credit Management Corporation. The Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Servicer to maintain any and all collection procedures with respect to the Trust Student Loans, including taking any steps to enforce such Trust Student Loans such as commencing a legal proceeding to enforce a Trust Student Loan in the names of the Issuer, the Trustee, the Indenture Trustee, and the Noteholders. The Trustee shall upon the written request of the Servicer furnish the Servicer with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     Section 3.02. Collection of Trust Student Loan Payments.

     (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Trust Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to comparable student loans that it services on behalf of SLM Education Credit Management Corporation. The Servicer shall allocate collections with respect to the Trust Student Loans between principal, interest and fees in accordance with Section 2.05 of the Administration Agreement. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Trust Student Loan as may be consistent with comparable student loans which it services on behalf of SLM Education Credit Management Corporation. The Servicer may, at its option, retain any late payment charges that it collects.

     (b) The Servicer shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting payments on the Trust Student Loans and shall follow such practices and procedures as it follows with respect to comparable student loans that it services on behalf of SLM Education Credit Management Corporation.

     Section 3.03. Realization upon Trust Student Loans. For the benefit of the Issuer, the Servicer shall use reasonable efforts consistent with its servicing practices and procedures that it utilizes with respect to comparable student loans that it services on behalf of SLM Education Credit Management Corporation in its servicing of any delinquent Trust Student Loans.

     Section 3.04. No Impairment. The Servicer shall not impair the rights of the Issuer, the Trustee, the Indenture Trustee, or Noteholders in the Trust Student Loans.

     Section 3.05. Purchase of Trust Student Loans; Reimbursement.

     (a) The Servicer, the Administrator, the Trustee and the Indenture Trustee shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the provisions of Section 3.01, 3.02, 3.03 or 3.04 which has a materially adverse effect on the interest of the Issuer. In the event of such a material breach, the Servicer shall cure the breach or purchase the affected Trust Student Loan not later than 120 days following the date of discovery of such material breach. The purchase price hereunder will be the unpaid principal amount of such Trust Student Loan plus accrued and unpaid interest with respect to such Trust Student Loan. The Servicer shall remit the purchase price to the Administrator as provided in Section 2.06 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 3.05. In consideration of the purchase of any such Trust Student Loan pursuant to this
Section 3.05, the Servicer shall remit the Purchase Amount in the manner specified in Section 2.06 of the Administration Agreement.

     (b)  [Reserved.]

     (c)  [Reserved.]

     (d) In lieu of repurchasing Trust Student Loans pursuant to this Section 3.05, the Servicer may, at its option, with the prior consent of the Administrator, substitute Student Loans or arrange for the substitution of Student Loans which are substantially similar as of the date of substitution on an aggregate basis to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

          (i) status (i.e., in-school, grace, deferment, forbearance or repayment);

          (ii)  Program type (i.e., Med Loan, LAW Loan, MBA Loan or Signature
     Loan);

          (iii) school type;

          (iv)  total return;

          (v)   principal balance; and

          (vi)  remaining term to maturity.

In addition, each substituted Student Loan shall comply, as of the date of substitution, with the representations and warranties made by the Seller in the Seller Sale Agreement. In choosing Student Loans to be substituted pursuant to this subsection (d), the Servicer shall make a reasonable determination that the Student Loans to be substituted will not have a material adverse effect on the Noteholders.

     In the event the Servicer elects to substitute Student Loans pursuant to this Section 3.05(d) and the Administrator consents to such substitution, the Servicer will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Student Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted.

     (e) The sole remedy of the Issuer, the Trustee, the Indenture Trustee and the Noteholders with respect to a breach pursuant to Section 3.01, 3.02, 3.03 or
3.04 shall be to require the Servicer to cure the breach, to purchase Trust Student Loans, to reimburse the Issuer as provided above or to substitute Student Loans pursuant to Section 3.05(d).

     (f) The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 3.05.

     (g) The Servicer shall not be deemed to have breached its obligations pursuant to Section 3.01, 3.02, 3.03 or 3.04 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Servicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

     Section 3.06. Primary Servicing Fee; Carryover Servicing Fee. The
Primary Servicing Fee for each calendar month and any Carryover Servicing Fees payable on any Distribution Date in arrears by the Issuer shall be equal to the amounts determined by reference to the schedule of fees attached hereto as Attachment A. Notwithstanding anything to the contrary contained herein or in any other Basic Document, the Servicer shall be entitled to receive any Carryover Servicing Fee on any Distribution Date only if and to the extent that sufficient funds are available pursuant to Section 2.07(c) of the Administration Agreement.

     Section 3.07. Access to Certain Documentation and Information Regarding Trust Student Loans. Upon reasonable prior notice, the Servicer shall provide to the Administrator and its agents access to the Trust Student Loan Files and shall permit the Administrator to examine and make copies of, and abstracts from, the records and books of account of the Servicer relating to the Trust Student Loans and shall permit the Administrator to undertake periodic site reviews of the Servicer's operations relating to the servicing of the Trust Student Loans (including on the premises of any agent of the Servicer). Reasonable access shall be afforded to the Administrator without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     Section 3.08. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Administrator; provided, however, the Carryover Servicing Fee will be subject to increase agreed to by the Administrator, the Trustee and the Servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the Servicer in providing the services to be provided hereunder, whether due to changes in applicable governmental regulations or postal rates. Notwithstanding anything to the contrary contained herein, the Servicer may, at its option, collect fees from the Borrowers in connection with sending payment histories and amortization schedules to Borrowers, faxing documents to Borrowers, providing credit reference letters to Borrowers, providing a "speed pay" payment option to Borrowers and for other similar optional services requested by a Borrower and may retain such fees. The Servicer may also, at its option, collect fees from Borrowers for returned check processing or other insufficient fund transactions and may assess such fees from the Borrower's Trust Student Loan payment and retain such fees.

     Section 3.09. Appointment of Subservicer. The Servicer may at any time, upon the written consent of the Administrator, appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that any applicable Rating Agency Condition shall have been satisfied in connection therewith; provided further that the Servicer shall remain obligated and be liable to the Issuer, the Trustee, the Indenture Trustee and the Noteholders for the servicing and administering of the Trust Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Trust Student Loans. The preceding Rating Agency Conditions shall be deemed to be satisfied with respect to HEMAR Insurance Corporation of America, as a subservicer. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuer, the Trustee, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Rating Agency Condition referred to above, the term "subservicer" shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

     Section 3.10. Reports. With respect to Trust Student Loans, the Servicer shall prepare reports and data and furnish the following information to the Issuer, the Administrator, the Trustee and the Indenture Trustee, unless otherwise noted, at the specified times:

     (a) The reports and data listed in Attachment C, at the times indicated in the attachment;

     (b) To credit reporting agencies as may be selected by the Servicer, credit reporting agency reporting;

     (c) At any time the Trustee or the Indenture Trustee, as the case may be, shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under related documents, and within five (5) business days of receipt of a request therefor, the Servicer shall furnish to the Trustee or to the Indenture Trustee a list of all Trust Student Loans (by borrower social security number, type and outstanding principal balance) and any additional information requested relating to the Trust Student Loans; and

     (d) From time to time as may be reasonably requested, reports and data providing additional information on the Trust Student Loans.

     Section 3.11. Covenants and Agreements of the Issuer, Administrator, Trustee and Servicer. The Issuer, the Administrator, the Servicer and the Trustee each agree that:

     (a) Any payment and any communications received at any time by the Issuer, Administrator and the Trustee with respect to a Trust Student Loan shall be immediately transmitted to the Servicer. Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

     (b) The Servicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as Servicer continues to service the Trust Student Loans in conformance with the requirements herein. The Servicer shall not make any material change in its servicing system and operations with respect to the Trust Student Loans without the prior written consent of the Administrator, which consent will not be unreasonably withheld; provided, however, that no consent of the Administrator shall be required with respect to changes to the Servicer's systems which the Servicer reasonably determines are required or advisable to comply with the terms of each Program under which the Trust Student Loans were originated. Each written request for consent by the Servicer shall be acted upon promptly by the Administrator.

     (c) The Servicer may and, at the direction of the Administrator, shall include marketing or informational material generally provided to borrowers of loans owned by SLM Education Credit Management Corporation with communications sent to a borrower.

     (d) The Servicer may, in its discretion, if requested by a borrower of a Trust Student Loan, arrange for the sale of such Trust Student Loan to another lender which holds another student loan of such borrower at a price not less than the Purchase Amount.

     Section 3.12. Special Programs. The Servicer shall offer borrowers of the Trust Student Loans all special programs whether or not in existence as of the date of this Agreement, generally offered to the obligors of comparable loans owned by SLM Education Credit Management Corporation and serviced by the Servicer; provided, however, to the extent any such program effectively reduces borrower interest rate or principal balances on the Trust Student Loans, such special program shall be applied to the Trust Student Loans only if and to the extent the Issuer receives payment from SLM Education Credit Management Corporation (and the Servicer receives notice of such payment) in an amount sufficient to offset such reductions. SLM Education Credit Management Corporation shall be deemed to be a third party beneficiary of this Section 3.12 and shall make appropriate arrangements to compensate the Servicer for increased costs associated with material changes to existing special programs or the implementation and support of any new special programs.

     Section 3.13. Financial Statements. The Servicer shall provide to the Indenture Trustee and the Administrator at any time that the Servicer is not an Affiliate of the Administrator (a) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Servicer audited financials as at the end of and for such year and (b) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Servicer unaudited financials as at the end of and for such period.

     Section 3.14. Insurance. The Servicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

     Section 3.15. Administration Agreement. The Servicer agrees to perform all duties required of the Servicer under the Administration Agreement using that degree of skill and attention that the Servicer exercises with respect to its comparable business activities.

     Section 3.16. Servicer Optional Purchase. The Servicer shall have the right but not the obligation to purchase any Trust Student Loan that is 180 or more days Delinquent by depositing the Purchase Amount with respect to such Trust Student Loan pursuant to Section 3.05 of this Agreement into the Collection Account. This right to purchase a 180 day Delinquent Trust Student Loan shall terminate with respect to each Trust Student Loan that is 180 or more days Delinquent at the end of the calendar quarter in which it became 180 days Delinquent.

     Section 3.17. Fees to be Charged at Repayment. During the month that the status of any Trust Student Loan changes for the first time to "repayment" on the Servicer's servicing system, the Servicer shall add the applicable Back-End Fee to the outstanding principal balance of such Trust Student Loan.

                                   ARTICLE IV

                                  THE SERVICER

     Section 4.01. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Trustee) the Trust Student Loans and appointing the Servicer as servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Trust Student Loans to the Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a limited partnership formed under the laws of the State of Delaware and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Trust Student Loans and to hold the Trust Student Loan Files as custodian.

     (b) Due Qualification. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Trust Student Loans as required by this Agreement) shall require such qualifications.

     (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Servicer of this Agreement.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors rights generally and subject to equitable principles.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the limited partnership agreement of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

     (f) No Proceedings. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents to which the Servicer is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party, or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes.

     Section 4.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

     The Servicer shall pay for any loss, liability or expense, including reasonable attorneys' fees, that may be imposed on, incurred by or asserted against the Issuer, the Indenture Trustee or the Trustee, to the extent that such loss, liability or expense arose out of, or was imposed upon the Issuer, the Indenture Trustee or the Trustee through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon the Issuer, the Indenture Trustee or the Trustee through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters) to satisfy its obligations under this Agreement, the Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event.

     For purposes of this Section, in the event of the termination of the rights and obligations of Sallie Mae Servicing L.P. (or any successor thereto pursuant to Section 4.03) as Servicer pursuant to Section 5.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 5.02.

     Liability of the Servicer under this Section shall survive the resignation or removal of the Trustee or the Indenture Trustee or the termination of this Agreement. If the Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 4.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. The Servicer hereby agrees that, upon (a) any merger or consolidation of the Servicer into another Person, (b) any merger or consolidation to which the Servicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Servicer substantially as a whole, the Servicer shall (i) cause such Person (if other than the Servicer) to execute an agreement of assumption to perform every obligation of the Servicer hereunder, (ii) deliver to the Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to have been satisfied with respect to such transaction and (iv) cure any existing Servicer Default or any continuing event which, after notice or lapse of time or both, would become a Servicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

     Section 4.04. Limitation on Liability of Servicer. The Servicer shall not be under any liability to the Issuer, the Noteholders, the Administrator, the Trustee or the Indenture Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools and borrowers, for the failure of any party to this Servicing Agreement or any other Basic Document to comply with its respective obligations hereunder or under any other Basic Document; provided, however, that this provision shall not protect the Servicer against its obligation to purchase Student Loans from the Trust pursuant to Section 3.05 hereof or to pay to the Trust amounts required pursuant to Section 3.05 hereof or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders. To the extent that the Servicer is required to appear in or is made a defendant in any legal action or other proceeding relating to the servicing of the Trust Student Loans, the Issuer shall indemnify and hold the Servicer harmless from all cost, liability or expense of the Servicer not arising out of or relating to the failure of the Servicer to comply with the terms of this Agreement.

     Section 4.05. Sallie Mae Servicing L.P. Not to Resign as Servicer.
Subject to the provisions of Section 4.03, Sallie Mae Servicing L.P. shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement are no longer permissible under applicable law. Notice of any such determination permitting the resignation of Sallie Mae Servicing L.P. shall be communicated to the Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of Sallie Mae Servicing L.P. in accordance with
Section 5.02.

                                    ARTICLE V

                                SERVICER DEFAULT

     Section 5.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

     (a) any failure by the Servicer (i) to deliver to the Indenture Trustee for deposit in the Trust Accounts any payment required by the Basic Documents to which the Servicer is a signatory or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause
(i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Servicer from the Trustee, the Indenture Trustee or the Administrator or five Business Days after discovery of such failure by an officer of the Servicer;

     (b) any failure by the Servicer duly to observe or to perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement or any other Basic Document to which the Servicer is a signatory, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Indenture Trustee, the Trustee or the Administrator or (B) to the Servicer, and to the Indenture Trustee and the Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Notes; provided, however, that any breach of Sections 3.01, 3.02,
3.03 or 3.04 shall not be deemed a Servicer Default so long as the Servicer is in compliance with its repurchase and reimbursement obligations under Section 3.05; or

     (c)  an Insolvency Event occurs with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee, or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 3.05 and Section 4.02) of the Servicer under this Agreement. As of the effective date of termination of the Servicer, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 5.02. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Trust Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Trust Student Loan Files to the successor Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (other than the Indenture Trustee acting as the Servicer under this Section

5.01) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Trustee shall give notice thereof to the Rating Agencies.

     Section 5.02.  Appointment of Successor.

     (a)  Upon receipt by the Servicer of notice of termination pursuant to
Section 5.1, or the resignation by the Servicer in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and duties of Sallie Mae Servicing L.P. In the event of the termination hereunder of the Servicer, the Issuer shall appoint a successor Servicer acceptable to the Indenture Trustee, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee and any Carryover Servicing Fees. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Servicer under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

     (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Servicer that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Servicer (which shall not exceed the Servicing Fee unless the Rating Agency Condition is satisfied with respect to such compensation arrangements) and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement; provided, that the successor Servicer shall assume no liability or responsibility for any acts, representations, obligations, and covenants of any predecessor Servicer prior to the date that the successor Servicer becomes Servicer hereunder. No successor Servicer shall have any obligations of advances hereunder.

     (c) The Servicer may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Servicer pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Servicer has been appointed and has assumed all the obligations of the Servicer in accordance with the terms of this Agreement and the other Basic Documents.

     Section 5.03. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article V, the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Certificateholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

     Section 5.04. Waiver of Past Defaults. The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Controlling Notes may, on behalf of all Noteholders, waive in writing (a copy to be provided to the Indenture Trustee) any default by the Servicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01.  Amendment.

     (a) This Agreement may be amended by the Servicer, the Issuer, the Administrator, the Trustee and the Indenture Trustee, without the consent of any of the Noteholders or Certificateholders, to comply with any change in any applicable federal or state law, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Servicer, the Issuer, the Administrator, the Trustee and the Indenture Trustee, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders or (iii) reduce the aforesaid percentage of the Outstanding Amount of the Certificates, the

Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Certificateholders.

     It shall not be necessary for the consent of Noteholders pursuant to this clause (b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution of any amendment to this Agreement (or, in the case of the Rating Agencies, fifteen days prior thereto), the Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee and each of the Rating Agencies.

     Prior to the execution of any amendment to this Agreement, the Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities hereunder.

     Section 6.02. Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this section.

     If to the Servicer, to:

          Sallie Mae Servicing L.P.
          11600 Sallie Mae Drive, Reston, Virginia 20193
          Attn: Director of ABS Administration

     If to the Issuer, to:

          SLM Private Credit Student Loan Trust 2003-C
          c/o Chase Manhattan Bank USA, National Association
          Christiana Center/OPS4, 500 Stanton Christiana Road
          Newark, Delaware 19713
          Attn:  Corporate Trust Department

          with a copy to:

          JPMorgan Chase Bank,
          450 West 33rd Street
          14th Floor
          New York, New York 10001
          Attn:  Structured Finance Services

     If to the Administrator, to:

          Sallie Mae, Inc.
          11600 Sallie Mae Drive
          Reston, Virginia 20193
          Attn:  Director, Corporate Finance Operations

     If to the Trustee, to:

          Chase Manhattan Bank USA, National Association
          Christiana Center/OPS4
          500 Stanton Christiana Road
          Newark, Delaware 19713
          Attn:  Corporate Trust Department

          with a copy to:

          JPMorgan Chase Bank
          450 West 33rd Street
          14th Floor
          New York, New York 10001
          Attn:  Structured Finance Services

     If to the Indenture Trustee, to:

          JPMorgan Chase Bank
          450 West 33rd Street
          14th Floor
          New York, New York 10001
          Attn:  Structured Finance Services

     Section 6.03. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one (1) and the same instrument.

     Section 6.04. Entire Agreement; Severability. This Agreement constitutes the entire agreement between the Issuer, the Administrator, the Trustee, the Indenture Trustee and the Servicer. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

     If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     Section 6.05. Governing Law. THE TERMS OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.06. Relationship of Parties. The Servicer is an independent contractor and, except for the services that it agrees to perform hereunder, the Servicer does not hold itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship among Servicer and any other party hereto, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

     Section 6.07. Captions. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

     Section 6.08. Nonliability of Directors, Officers and Employees of Servicer, the Trustee, the Indenture Trustee and the Administrator. No member of the board of directors or any officer, employee or agent of the Servicer, the Administrator, the Trustee or the Indenture Trustee (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

     Section 6.09. Assignment. This Agreement may not be assigned by the Servicer except as permitted under Sections 4.03, 4.05 and 5.02 hereof. This Agreement may not be assigned by the Administrator except as permitted under Sections 4.03 and 4.06 of the Administration Agreement.

     Section 6.10.  Limitation of Liability of Trustee and Indenture Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by JPMorgan Chase Bank not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     (c) The rights and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by their duly authorized officers as of October 9, 2003.

                                        SALLIE MAE SERVICING L.P.


                                        By:  SALLIE MAE, INC.,
                                             Its general partner


                                        By: /s/  PETER W. STRANG
                                           ------------------------------------
                                           Name:   Peter W. Strang
                                           Title:  Vice President


                                        SALLIE MAE, INC.,
                                        as Administrator


                                        By: /s/   PETER W. STRANG
                                           ------------------------------------
                                           Name:   Peter W. Strang
                                           Title:  Vice President


                                        SLM PRIVATE CREDIT STUDENT LOAN
                                        TRUST 2003-C,
                                        as Issuer


                                        By: CHASE MANHATTAN BANK USA, NATIONAL
                                            ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Trustee


                                        By: /s/  JOHN J. CASHIN
                                           ------------------------------------
                                           Name:   John J. Cashin
                                           Title:  Vice President

                                        CHASE MANHATTAN BANK USA, NATIONAL
                                        ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Trustee


                                        By: /s/ JOHN J. CASHIN
                                           ------------------------------------
                                           Name:   John J. Cashin
                                           Title:  Vice President


                                        JPMORGAN CHASE BANK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By: /s/ DAVID CONTINO
                                           ------------------------------------
                                           Name:   David Continio
                                           Title:  Trust Officer

                                  ATTACHMENT A

                                SCHEDULE OF FEES


     The Servicer will receive a Primary Servicing Fee and a Carryover Servicing Fee (together, the "Servicing Fee"). The "Primary Servicing Fee" for any month is an amount equal to the sum of 1/12th of 0.70% of the outstanding principal amount of the Trust Student Loans as of the last day of the preceding calendar month, plus any such amounts from prior Monthly Servicing Payment Dates that remain unpaid.

     The Primary Servicing Fee will be payable out of Available Funds and amounts on deposit in the Reserve Account on the 15th day of each month (or, if any such date is not a business day, on the next succeeding business day), commencing November 17, 2003 (each, a "Monthly Servicing Payment Date").

     The "Carryover Servicing Fee" is the sum of (a) the amount of certain increases in the costs incurred by the Servicer which are agreed to pursuant to
Section 3.08 of the Servicing Agreement, (b) any Conversion Fees, Transfer Fees and Removal Fees (as defined below) incurred since the last Distribution Date and (c) any amounts described in (a) and (b) above that remain unpaid from prior Distribution Dates plus interest on such amounts for the period from the Distribution Date on which such amounts become due to the date such amounts are paid in full at a rate per annum for each Interest Period (as defined below) equal to the sum of (a) the average accepted auction price (expressed on a bond equivalent basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to the Interest Period as reported by the U.S. Treasury Department and (b) 2.00%.

     "Interest Period" shall mean the period from each Distribution Date through the day before the next Distribution Date. The Carryover Servicing Fee will be payable to the Servicer on each succeeding Distribution Date out of Available Funds after payment on such Distribution Date of all senior amounts payable under Section 2.07(c) of the Administration Agreement. On the November 17, 2003 Monthly Servicing Payment Date, the Servicer shall receive a pro rata portion of the Primary Servicing Fee for the period from the Closing Date to and including October 31, 2003.

     Servicer will be paid a fee ("Conversion Fee") for any Student Loan added to the Trust Estate which Student Loan is not serviced on the Servicer's system unless such Student Loan is being substituted into the Trust Estate by the Servicer pursuant to Section 3.05 of this Agreement. The Conversion Fee is equal to the greater of $17.00 per account or the Servicer's verifiable costs plus 15%.

     Servicer will be paid a fee ("Transfer Fee") for any Student Loan transferred in or out of the Trust Estate which is at the time of transfer being serviced on the Servicer's system (regardless of the owner) unless such Student Loans are being removed or added to the Trust in order to comply with the Servicer's purchase/substitution obligation under Section 3.05 of this Agreement. The Transfer Fee is equal to $4.00 per account transaction.

     Servicer will be paid a fee ("Removal Fee") for performing all activities required to remove a Trust Student Loan from the Servicer's system to another servicer unless such Trust Student Loan is being removed due to the termination of the Servicer pursuant to Section 5.01 of this Agreement. The Removal Fee is equal to $10.00 per account plus any verifiable direct expenses incurred for shipping such Trust Student Loan to the new servicer.

                                  ATTACHMENT B

                                    LOCATIONS
                                    ---------

Loan Servicing Center/Florida
P.O. Box 2975
Panama City, Florida 32402-2975
(904) 271-9207

Loan Servicing Center/Indianapolis
11100 USA Parkway
Fishers, Indiana 46038
(317) 849-6510

Loan Servicing Center/Pennsylvania
220 Lasley Avenue
Hanover Industrial Estates
Wilkes-Barre, Pennsylvania 18706
(717) 821-3600

Loan Servicing Center/Texas
777 Twin Creek Drive
Killeen, Texas 76543
(817) 554-4500

Western Regional Center (Nevada)
10550 W. Charleston Blvd.
Las Vegas, Nevada 89135
(702) 804-8437

                                  ATTACHMENT C

                                     REPORTS
                                     -------


1.  CLASS Report 800 - Monthly activity summary report
2.  CLASS Report 801 - Monthly average/ending balance report
3.  CLASS Report 802 - Monthly activity detail
4.  CLASS Report 803 - Monthly conversion/removal summary
5.  CLASS Report 807 - Monthly delinquency aging report
6.  CLASS Report 810 - Monthly characteristics summary
7.  CLASS Report 866 - Monthly average/ending balance offset fee report
8.  CLASS Report 882 - Reporting Borrower Benefit
9.  Monthly Cash Reconciliation Report
10. Quarterly ED799 billing (prepared from CLASS Reports 824, 825, 827, 828 and 829; supporting detail CLASS Reports 865, 868, 870 and 871; and the OE799 SAS library)
11. Portfolio Characteristics, Financial Activity, Quarterly calculation of Accrued Interest to be capitalized, Delinquency Detail and Claims extracts.

                                  ATTACHMENT D

                                  BACK-END FEES
                                  -------------

                                        2